CINGULAR WIRELESS LLC
EXHIBITS - Cingular Wireless LLC Selected Financial Statements and
           Operating Data

                                                                    EXHIBIT 99.2

CINGULAR WIRELESS LLC INCOME STATEMENT - amounts in millions (unaudited)


                                                                     QUARTER ENDED                 YEAR TO DATE
                                                       ----------------------------------   ----------------------------------
                                                       12/31/2003  12/31/2002   % CHANGE    12/31/2003  12/31/2002   % CHANGE
                                                       ----------  ----------  ----------   ----------  ----------  ----------

Operating revenues:
    Service revenues                                   $    3,534  $    3,460         2.1%  $   14,223  $   13,922         2.2%
    Equipment sales                                           378         244        54.9%       1,260         981        28.4%
                                                       ----------  ----------  ----------   ----------  ----------  ----------
       Total operating revenues                             3,912       3,704         5.6%      15,483      14,903         3.9%
                                                       ==========  ==========  ==========   ==========  ==========  ==========
Operating expenses:
    Cost of services                                          938       1,044       (10.2)%      3,652       3,571         2.3%
    Cost of equipment sales                                   578         361        60.1%       2,031       1,535        32.3%
    Selling, general and administrative                     1,495       1,316        13.6%       5,422       5,426        (0.1)%
    Depreciation and amortization                             572         467        22.5%       2,089       1,850        12.9%
                                                       ----------  ----------  ----------   ----------  ----------  ----------
       Total operating expenses                             3,583       3,188        12.4%      13,194      12,382         6.6%
                                                       ==========  ==========  ==========   ==========  ==========  ==========
Operating income                                              329         516       (36.2)%      2,289       2,521        (9.2)%
Interest expense                                              204         232       (12.1)%        856         911        (6.0)%
Minority interest expense                                      17          31       (45.2)%        101         123       (17.9)%
Equity in net income (loss) of affiliates                     (88)        (76)       15.8%        (323)       (265)       21.9%
Other income (expense), net                                     4           7       (42.9)%         41          29        41.4%
Income before income tax and cumulative
  effect of acctng. chg.                                       24         184       (87.0)%      1,050       1,251       (16.1)%
Provision for income taxes                                      8           3       166.7%          28          12       133.3%
Income before cumulative effect of accounting change           16         181       (91.2)%      1,022       1,239       (17.5)%


SELECTED FINANCIAL AND OPERATING DATA FOR CINGULAR WIRELESS - customer data in 000s


                                                                   QUARTER ENDED                          YEAR TO DATE
                                                         ----------------------------------   -----------------------------------
                                                         12/31/2003  12/31/2002  % CHANGE(6)  12/31/2003   12/31/2002  % CHANGE(6)
                                                         ----------  ----------  ----------   ----------   ----------  ----------

Total Cellular/PCS Customers(1)                              24,027      21,925         9.6%      24,027       21,925         9.6%
Net Customer Additions - Cellular/PCS                           642        (121)         NM        2,116          359       488.0%
M&A Activity, Partitioned Customers and/or Other Adjs.           --          31                       14           32
Churn - Cellular/PCS(2)                                         2.8%        2.7%      +10BP          2.7%         2.8%      -10BP
ARPU - Cellular/PCS(3)                                   $    49.03  $    51.84        (5.4)% $    51.32   $    52.14        (1.6)%
Minutes Of Use Per Cellular/PCS Subscriber                      475         406        17.0%         446          390        14.4%
Licensed POPs - Cellular/PCS(4)                                 236         219                      236          219
Penetration - Cellular/PCS(5) (in millions)                    10.8%       10.1%                    10.8%        10.1%
Total Cingular Interactive Customers                            789         817        (3.5)%        789          817        (3.5)%
Net Customer Additions - Cingular Interactive                     1          16       (93.9)%        (29)          84      (133.7)%


In an effort to be consistent with emerging industry practices, the income statement for all periods presented has been changed to reflect billings to our customers for the Universal Service Fund (USF) and other regulatory fees as "Service revenues" and the related payments into the associated regulatory funds as "Cost of services" expenses. Operating income and net income for all periods have been unaffected.

Notes:

(1) Cellular/PCS subscribers include customers served through reseller agreements.

(2) Cellular/PCS subscriber churn is calculated by dividing the aggregate number of cellular/PCS subscribers who cancel service during each month in a period by the total number of cellular/PCS subscribers at the beginning of each month in that period.

(3) ARPU is defined as cellular/PCS service revenues during the period divided by average cellular/PCS subscribers during the period.

(4) Licensed POPs refers to the number of people residing in areas where we and our partners, Salmon and T-Mobile USA, Inc., have licenses to provide cellular or PCS service, including the New York City metropolitan area, and in areas where we have not yet commenced service, such as the Salt Lake City area.

(5) Penetration calculation is based upon licensed operational POPs of 222 million. The New York City metropolitan area is included in the penetration calculation, beginning in the third quarter of 2002.

(6) The percentage change for the number of customers and net customer additions is calculated based upon the actual whole numbers.

CINGULAR WIRELESS LLC
EXHIBITS - Cingular Wireless LLC Selected Financial Statements
           and Operating Data

                                                                    EXHIBIT 99.2



CINGULAR WIRELESS LLC BALANCE SHEET - amounts in millions (unaudited)



                                                12/31/2003     12/31/2002     INCR(DECR)        % + / -
                                               ------------   ------------   ------------    ------------
                                                                (audited)

ASSETS

Current assets:
 Cash and cash equivalents                            1,139            908            231            25.4%
 Accounts receivable - net of allowances for
  uncollectibles                                      1,592          1,520             72             4.7%
 Inventory                                              273            126            147           116.7%
 Prepaid expenses and other current assets              296            177            119            67.2%
                                               ------------   ------------   ------------    ------------

  TOTAL CURRENT ASSETS                                3,300          2,731            569            20.8%
Property, plant and equipment - net                  10,939         10,146            793             7.8%
Intangible assets - net                               8,773          8,538            235             2.8%
Other assets                                          2,514          2,707           (193)           -7.1%
                                               ------------   ------------   ------------    ------------

   TOTAL ASSETS                                      25,526         24,122          1,404             5.8%

LIABILITIES AND MEMBERS' CAPITAL
Current liabilities:
 Debt maturing within one year                           95             45             50           111.1%

 Accounts payable and accrued liabilities             3,092          2,742            350            12.8%
                                               ------------   ------------   ------------    ------------

  TOTAL CURRENT LIABILITIES                           3,187          2,787            400            14.4%
Long-term debt to affiliates                          9,678          9,678             --             0.0%

Long-term debt to external parties                    2,914          2,868             46             1.6%
                                               ------------   ------------   ------------    ------------

  TOTAL LONG-TERM DEBT                               12,592         12,546             46             0.4%
Other noncurrent liabilities                            604            681            (77)          -11.3%
Minority interests in consolidated entities             659            567             92            16.2%
Members' capital                                      8,484          7,541            943            12.5%
                                               ------------   ------------   ------------    ------------

   TOTAL LIABILITIES AND MEMBERS' CAPITAL            25,526         24,122          1,404             5.8%